                                                                    EXHIBIT 10.6


                            PATENT SECURITY AGREEMENT

                  This PATENT SECURITY AGREEMENT (this "Agreement"), dated as of September 23, 2002 is made by IRON AGE CORPORATION, a Delaware corporation, and FALCON SHOE MFG. CO., a Maine corporation, (each a "Debtor" and collectively, jointly and severally, the "Debtors"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Secured Party").

                                    RECITALS


                  A. Iron Age Holdings Corporation, a Delaware corporation, Debtors and the Lender Group have entered into that certain Loan and Security Agreement, of even date herewith (as amended, restated, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which the Lender Group has agreed to make certain financial accommodations to Debtors, and pursuant to which Debtors have granted to Secured Party for the benefit of the Lender Group security interests in (among other things) all or substantially all of the general intangibles of Debtors.

                  B. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of the Secured Party and the Lenders under the Loan Agreement, each of the Debtors have agreed to execute and deliver this Agreement to Secured Party for filing with the PTO and with any other relevant recording systems in any domestic jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the patents and other general intangibles described herein.

                                   ASSIGNMENT


                  NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Each Debtor hereby agrees in favor of Secured Party as follows:

                  1. Definitions; Interpretation.

                           (a) Certain Defined Terms. As used in this Agreement,
the following terms shall have the following meanings:

                  "Debtor" and "Debtors" shall have the meaning ascribed to such terms in the introductory paragraph of this Agreement.

                  "Event of Default" means any Event of Default under the Loan Agreement.

                  "Lender Group" means, individually and collectively, each of the Lenders and Secured Party.

                  "Lenders" means, individually and collectively, each of the financial institutions identified on the signature pages of the Loan Agreement, and any other Person made a party thereto in accordance with the provisions of
Section 14 thereof (together with their respective successors and assigns).

                  "Patent Collateral" shall have the meaning set forth in
Section 2.

                  "Patents" shall have the meaning set forth in Section 2.

                  "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Patent Collateral, including "proceeds" as defined at UCC Section 9-102(a)(64), all insurance proceeds, and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of any Debtor, from time to time in respect of any of the Patent Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of any Debtor from time to time with respect to any of the Patent Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Patent Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Patent Collateral or for or on account of any damage or injury to or conversion of any Patent Collateral by any Person.

                  "PTO" means the United States Patent and Trademark Office and any successor thereto.

                  "Secured Obligations" shall mean, with respect to each Debtor, all liabilities, obligations, or undertakings owing by such Debtor to the Lender Group of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, any of the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which such Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

                  "Secured Party" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "United States" and "U.S." each mean the United States of America.

                           (b) Terms Defined in UCC. Where applicable and except
as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

                           (c) Interpretation. In this Agreement, except to the
extent the context otherwise requires:

                                    (i) Any reference to a Section or a Schedule
         is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                                    (ii) The words "hereof," "herein," "hereto,"
         "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                                    (iii) The meaning of defined terms shall be
         equally applicable to both the singular and plural forms of the terms defined.

                                    (iv) The words "including," "includes" and
         "include" shall be deemed to be followed by the words "without limitation."

                                    (v) References to agreements and other
         contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements, refinancings, renewals, extensions, and other modifications thereto and thereof.

                                    (vi) References to statutes or regulations
         are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                                    (vii) Any captions and headings are for
         convenience of reference only and shall not affect the construction of this Agreement.

                                    (viii) Capitalized words not otherwise
         defined herein shall have the respective meanings assigned to them in the Loan Agreement.

                                    (ix) In the event of a direct conflict
         between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of any Debtor and supplemental rights and remedies in favor of Secured Party for the benefit of the Lender Group (whether under New York law or applicable federal law), in each case in respect of the Patent Collateral, shall not be deemed a conflict with the Loan Agreement.

                  2. Security Interests.

                           (a) Assignment and Grant of Security in respect of
the Secured Obligations. Each Debtor, as security for the prompt payment and performance of the Secured Obligations, hereby grants, assigns, transfers and conveys to Secured Party, for the benefit of the

Lender Group, a continuing, first priority security interest in all of such Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising (collectively, the "Patent Collateral"):

                                    (i) all patent letters of the U.S. or any
         other country, all registrations and recordings thereof, and all applications for letters patent of the U.S. or any other country, owned, held or used by such Debtor in whole or in part, including all existing U.S. patents and patent applications of such Debtor which are described in Schedule A hereto, as the same may be amended or supplemented pursuant hereto from time to time, and together with and including all patent licenses held by such Debtor, together with all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and the inventions disclosed therein, and all rights corresponding thereto throughout the world, including the right to make, use, lease, sell and otherwise transfer the inventions disclosed therein, and all proceeds thereof, including all license royalties and proceeds of infringement suits (collectively, the "Patents");

                                    (ii) all claims, causes of action and rights
         to sue for past, present and future infringement or unconsented use of any of the Patents and all rights arising therefrom and pertaining thereto;

                                    (iii) all general intangibles (as defined in
         the UCC) and all intangible intellectual or other similar property of such Debtor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Patents and not otherwise described above; and

                                    (iv) all products and Proceeds of any and
         all of the foregoing.

                           (b) Continuing Security Interest. Each Debtor agrees
that this Agreement shall create a continuing security interest in the Patent Collateral which shall remain in effect until terminated in accordance with
Section 18.

                           (c) Incorporation into Loan Agreement. This Agreement
shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Patent Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

                           (d) Permitted Licensing. Anything in the Loan
Agreement or this Agreement to the contrary notwithstanding, each Debtor may license the Patent Collateral in the ordinary course of business (but not otherwise) to any other Person on a non-exclusive basis (subject to the security interest of Secured Party therein).

                  3. Further Assurances; Appointment of Secured Party as Attorney-in-Fact. Each Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Secured Party for the benefit of the Lender Group any and all documents and instruments, in form and substance reasonably satisfactory to Secured Party, and take any and all action, which Secured Party, in the exercise of its Permitted Discretion, may request from time to time, to perfect and continue the perfection or to maintain the priority of, or provide notice of the security interest in the Patent Collateral held by Secured Party for the benefit of the Lender Group and to accomplish the purposes of this Agreement. If any Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party in accordance with the foregoing, Secured Party shall have the right, in the name of such Debtor, or in the name of Secured Party or otherwise, without notice to or assent by such Debtor, and such Debtor hereby irrevocably constitutes and appoints Secured Party (and any of Secured Party's officers or employees or agents designated by Secured Party) as such Debtor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of such Debtor on all or any of such documents or instruments, and perform all other acts, that Secured Party, in the exercise of its Permitted Discretion, deems necessary or advisable in order to perfect or continue the perfection of, maintain the priority or enforceability of or provide notice of the security interest in the Patent Collateral held by Secured Party for the benefit of the Lender Group, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of such Debtor, which Secured Party, in the exercise of its Permitted Discretion, may deem necessary or advisable to maintain, preserve and protect the Patent Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Patent Collateral, (B) after the occurrence and during the continuance of any Event of Default, to assert or retain any rights under any license agreement for any of the Patent Collateral, including any rights of such Debtor arising under
Section 365(n) of the Bankruptcy Code, and (C) upon the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Patent Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Patent Collateral, and to assign, convey or otherwise transfer title in or dispose of the Patent Collateral. The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 18.

                  4. Representations and Warranties. Each Debtor represents and warrants to each member of the Lender Group, as follows:

                           (a) No Other Patents. A true and correct list of all
Patents owned, held (whether pursuant to a license or otherwise) or used by Debtors, in whole or in part, is set forth in Schedule A.

                           (b) Validity. Each of the Patents listed on Schedule
A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, all maintenance fees required to be paid on account of any Patents have been timely paid for maintaining such Patents in force, and, to the best of such Debtor's knowledge, each of the Patents is valid and enforceable.

                           (c) Title. (i) Each Debtor has, to its knowledge,
rights in and good and defensible title to the existing Patent Collateral, (ii) with respect to the Patent Collateral shown on Schedule A hereto as owned by it, such Debtor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than Permitted Liens), including licenses, shop rights, and covenants by such Debtor not to sue third persons, and (iii) with respect to any Patent for which such Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Patent, each such license or licensing agreement is in full force and effect, such Debtor is not in default of any of its obligations thereunder and, other than (A) the parties to such licenses or licensing agreements, or (B) in the case of a non-exclusive license or license agreement entered into by such Debtor or any such licensor regarding such Patent Collateral, the parties to any other such non-exclusive licenses or license agreements entered into by such Debtor or any such licensor with any other Person, no other Person is known by such Debtor to have any rights in or to any of the Patent Collateral.

                           (d) No Infringement. To each Debtor's knowledge, (i)
no material infringement or unauthorized use presently is being made of any of the Patent Collateral by any Person; and (ii) the past, present and contemplated future use of the Patent Collateral by such Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

                           (e) Powers. Each Debtor has the unqualified right,
power and authority to pledge and to grant to Secured Party a security interest in all of the Patent Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

                  5. Covenants. Each Debtor covenants that so long as this Agreement shall be in effect, each such Debtor shall:

                           (a) Compliance with Law. Comply, in all material
respects, with all applicable statutory and regulatory requirements in connection with any and all of the Patent Collateral and give such notice of patent, prosecute such material claims, and do all other acts and take all other measures which, in such Debtor's reasonable business judgment, may be necessary or desirable to preserve, protect and maintain such Patent Collateral and all of such Debtor's rights therein, including diligently prosecute any material patent application pending as of the date of this Agreement or thereafter;

                           (b) Compliance with Agreement. Comply with each of
the terms and provisions of this Agreement, the Loan Agreement, and the other Loan Documents, and not enter into any agreement (for example, a license agreement) which is inconsistent with the obligations of such Debtor under this Agreement without Secured Party's prior written consent; and

                           (c) Lien Protection. Not permit the inclusion in any
contract to which such Debtor becomes a party of any provision that could or might impair or prevent the creation of security interests in favor of Secured Party, for the benefit of the Lender Group, in such Debtor's rights and interest in the Patents and the Patent Collateral, and each such Debtor will promptly give Secured Party written notice of the occurrence of any event that could reasonably be expected to have a material adverse effect on any of the Patents or the Patent Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Patents for which such Debtor is a licensee.

                  6. Future Rights. For so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Secured Party shall have released or terminated, in whole but not in part, its interest in the Patent Collateral, if and when any Debtor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any Patent, or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or Patent Collateral or any improvement thereof (whether pursuant to any license or otherwise), the provisions of Section 2 shall automatically apply thereto and the applicable Debtor shall give to Secured Party prompt notice thereof. Each Debtor shall do all things reasonably deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interest of Secured Party in such future acquired Patent Collateral. If any Debtor refuses to execute and deliver, or fails timely to execute and deliver, any of the documents it is requested to execute and deliver by Secured Party in connection herewith, each Debtor hereby authorizes Secured Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on such Debtor's behalf and as its attorney-in-fact to include any future patents which are or become Patent Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

                  7. Duties of the Secured Party and the Lender Group. Notwithstanding any provision contained in this Agreement, neither Secured Party nor any other member of the Lender Group shall have a duty to exercise any of the rights, privileges or powers afforded to it, nor be responsible to any Debtor or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Secured Party or any other member of the Lender Group hereunder or in connection herewith, neither Secured Party nor any other member of the Lender Group shall have a duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Patent Collateral.

                  8. Events of Default. The occurrence of any "Event of Default" under the Loan Agreement shall constitute an Event of Default hereunder.

                  9. Remedies. From and after the occurrence and during the continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement, the other Loan Documents, and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Patent Collateral or any other Collateral. Each Debtor hereby agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9-610. Each Debtor hereby agrees that Secured Party shall at all times have such royalty free licenses, to the extent permitted by law, for any Patent Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of such Debtor in which Secured Party has a security interest, including Secured Party's rights to sell inventory, tooling or packaging which is acquired by such Debtor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of any Debtor or Secured Party, to enforce or protect any of the Patent Collateral, in which event any such Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce such Patent Collateral, upon, during, or after the occurrence of an Event of Default, the applicable Debtor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

                  10. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the Debtors and Secured Party and their respective successors and assigns.

                  11. Notices. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

                  12. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, except to the extent that the validity or perfection of the security interests hereunder in respect of any Patent Collateral are governed by federal law, in which case such choice of New York law shall not be deemed to deprive Secured Party of such rights and remedies as may be available under federal law.

                  13. Entire Agreement; Amendment. This Agreement and the Loan Agreement, together with the Schedules hereto and thereto, contain the entire agreement of the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in
Section 6 hereof.

                  14. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                  15. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  16. Loan Agreement. Each Debtor acknowledges that the rights and remedies of the Secured Party held for the benefit of the Lender Group with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

                  17. No Inconsistent Requirements. In the event of a direct conflict between the terms and provisions contained in this Agreement and the terms and provisions contained in the Loan Agreement, it is the intention of the parties hereto that such terms and provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern.

                  18. Termination. Upon the indefeasible payment in full in cash of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtors and at Debtors' expense as shall be reasonably necessary to evidence termination of the security interests granted by Debtors to Secured Party for the benefit of the Lender Group hereunder.

                            [Signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                          IRON AGE CORPORATION,
                                          a Delaware corporation


                                          By: Bart R. Huchel
                                          Title: Authorized Signatory



                                          FALCON SHOE MFG. CO.,
                                          a Maine corporation


                                          By: Bart R. Huchel
                                          Title: Authorized Signatory


                                          FOOTHILL CAPITAL CORPORATION,
                                          a California corporation, as Agent


                                          By:      Erik R. Sawyer
                                          Title: Authorized Signatory

STATE OF  Pennsylvania             )
                                   )  ss
COUNTY OF Allegheny                )

                  On September 23, 2002, before me, Rose Anna Alloway, Notary Public, personally appeared Bart R. Huchel, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                   Rose Anna Alloway
                                   Signature
[SEAL]



STATE OF                           )
                                   )  ss
COUNTY OF                          )

                  On ___________, ____, before me,
_____________________________, Notary Public, personally appeared
____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                  WITNESS my hand and official seal.



                                           ------------------------------------
                                           Signature
[SEAL]

                                   SCHEDULE A
                        to the Patent Security Agreement

                              United States Patents
                           and Patent Applications of
                              Iron Age Corporation

               FILING          PATENT         FILING        FILING
DEBTOR         COUNTRY         NUMBER          DATE         STATUS         TITLE
------         -------         ------          ----         ------         -----






                              United States Patents
                           and Patent Applications of
                              Falcon Shoe Mfg. Co.

               FILING          PATENT         FILING        FILING
DEBTOR         COUNTRY         NUMBER          DATE         STATUS         TITLE
------         -------         ------          ----         ------         -----



